                                                                  April 6, 1998

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" of the "Fund") for the six months ended February 28, 1998.

Net assets of the Fund on February 28, 1998 were $810 million. This is a 38% increase over net assets of $587 million six months ago and a 56% increase over net assets of $519 million one year ago. The Fund has since gone on to a new record net asset level of $847 million in March. The average seven day yield ranged from 4.94% to 5.13% during the six months. Distributions of $.024912 were paid which is equivalent to a 5.05% yield. For those shareholders in the dividend reinvestment plan, this equates to a compound annual yield of 5.08%. As of the date of this letter, the current seven day yield was 4.95%.

For the calendar year ended December 31, 1997, 100% of the dividends paid by the Fund were exempt from state income tax in all states. This is the third year in a row that all dividends paid were fully exempt. The percentage of dividends eligible for exemption will vary as it is dependent on the investments of the Fund. However, given the current investment strategy of the Fund, we believe the dividends paid will be substantially exempt from state income tax under current tax laws.

The Fund's narrow yield spread of 19 basis points during the six months reflects the continuing stability of short term interest rates. The Federal Reserve ("Fed") has not changed either the discount rate or the federal funds rate, two benchmark short term rates, in over one year.

The Fed typically uses its control over short term interest rates as a tool to manage economic growth. Indications are the economy is strong and growing. The unemployment rate of 4.6% in February is at a 24 year low and there were record sales of new and existing homes. With the economy as strong as it is currently, the Fed might be expected to raise short term rates in an effort to thwart inflation. But inflation has not yet become an imminent problem.

Inflationary pressures have been offset in part by the financial turmoil in Asia. Currency devaluations in Asia have lowered the prices of imported manufactured goods while simultaneously there have been reduced export sales to Asia. But the financial problems in Asia have so far had less impact on the U.S. economy than originally forecast. Investors have taken money out of Asia and put it into the U.S. tending to push long term interest rates lower. Many economists now believe the problems in Asia will not be severe enough to slow the U.S. economy, forcing the Fed to raise rates possibly at their next meeting in May.

The Dow Jones Industrial Average ("DJIA") has continued its record setting pace. It was 1995 before the DJIA ever closed above 4000 but from then it took only two more years to close above 8000 and is now over 9000. Concern over rising U.S. stock prices and whether they can be maintained has continued but stock prices have been supported by low interest rates, low inflation and solid earnings. If earnings estimates falter these prices may not be sustainable.

The short term interest rate market has been largely unaffected by the excitement in other markets. The Fund continues to concentrate its investments in short term discount notes issued by the Federal Farm Credit and Federal Home Loan Banks and, as shown on the enclosed Schedule of Investments, was 100% invested in these securities on February 28, 1998. HLGF is one of only a few money market funds investing exclusively in such high quality securities.

We are excited about the growth in assets of the Hilliard-Lyons Government Fund and the confidence our shareholders have placed in us and will continue to do our best to offer a competitive, high quality product.

/s/ DONALD F. KOHLER        /s/ JOSEPH C. CURRY, JR      /s/ DIANNA P. WENGLER
DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               FEBRUARY 28, 1998

 PRINCIPAL                             PURCHASE MATURITY
   AMOUNT                               YIELD     DATE     VALUE
 ----------                            -------- -------- ----------
            U.S. GOVERNMENT AGENCY
            OBLIGATIONS--100.2%
 $8,000,000 Federal Farm Credit Bank    5.578%  03/02/98 $7,998,800
  6,000,000 Federal Home Loan Bank      5.650   03/02/98  5,999,080
    260,000 Federal Home Loan Bank      5.670   03/02/98    259,960
  5,000,000 Federal Home Loan Bank      5.720   03/03/98  4,998,453
  5,000,000 Federal Home Loan Bank      5.742   03/03/98  4,998,447
  9,000,000 Federal Home Loan Bank      5.737   03/04/98  8,995,815
  8,000,000 Federal Home Loan Bank      5.728   03/04/98  7,996,280
 19,000,000 Federal Home Loan Bank      5.492   03/05/98 18,988,664
  5,000,000 Federal Home Loan Bank      5.632   03/06/98  4,996,222
 10,000,000 Federal Home Loan Bank      5.733   03/06/98  9,992,257
 16,000,000 Federal Home Loan Bank      5.716   03/09/98 15,980,231
 11,000,000 Federal Home Loan Bank      5.704   03/10/98 10,984,710
 13,000,000 Federal Home Loan Bank      5.608   03/11/98 12,980,428
 10,000,000 Federal Farm Credit Bank    5.455   03/12/98  9,983,683
 14,000,000 Federal Home Loan Bank      5.728   03/13/98 13,974,007
 10,000,000 Federal Farm Credit Bank    5.734   03/16/98  9,976,792
 19,000,000 Federal Farm Credit Bank    5.446   03/17/98 18,954,907
  8,000,000 Federal Farm Credit Bank    5.735   03/18/98  7,978,958
  9,000,000 Federal Home Loan Bank      5.738   03/18/98  8,976,285
 19,000,000 Federal Farm Credit Bank    5.385   03/19/98 18,950,030
  2,000,000 Federal Home Loan Bank      5.471   03/20/98  1,994,353
 11,000,000 Federal Home Loan Bank      5.718   03/20/98 10,967,721
 16,000,000 Federal Home Loan Bank      5.718   03/23/98 15,945,636
 12,000,000 Federal Farm Credit Bank    5.459   03/24/98 11,958,983
  7,000,000 Federal Home Loan Bank      5.718   03/25/98  6,974,053
 23,000,000 Federal Farm Credit Bank    5.452   03/26/98 22,914,868
 15,000,000 Federal Home Loan Bank      5.715   03/27/98 14,939,767
  9,000,000 Federal Home Loan Bank      5.410   03/30/98  8,961,575
 19,000,000 Federal Home Loan Bank      5.500   03/31/98 18,914,817
 10,000,000 Federal Home Loan Bank      5.491   04/01/98  9,953,801
  7,000,000 Federal Home Loan Bank      5.422   04/02/98  6,966,960
  5,000,000 Federal Home Loan Bank      5.463   04/03/98  4,975,525
  7,000,000 Federal Home Loan Bank      5.462   04/03/98  6,965,735
 13,000,000 Federal Home Loan Bank      5.443   04/06/98 12,930,840
 14,000,000 Federal Home Loan Bank      5.476   04/07/98 13,923,307
 14,000,000 Federal Home Loan Bank      5.514   04/08/98 13,920,717
  8,000,000 Federal Home Loan Bank      5.471   04/09/98  7,953,807
  4,068,000 Federal Home Loan Bank      5.478   04/09/98  4,044,467
  8,000,000 Federal Home Loan Bank      5.455   04/13/98  7,949,260
  6,000,000 Federal Home Loan Bank      5.480   04/13/98  5,961,802
 21,000,000 Federal Home Loan Bank      5.462   04/15/98 20,860,481
 18,826,000 Federal Home Loan Bank      5.484   04/16/98 18,697,544
 10,000,000 Federal Home Loan Bank      5.507   04/17/98  9,930,153
  5,000,000 Federal Home Loan Bank      5.518   04/17/98  4,965,011

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  (UNAUDITED)
                               FEBRUARY 28,1998

  PRINCIPAL                                             PURCHASE MATURITY
   AMOUNT                                                YIELD     DATE      VALUE
 -----------                                            -------- -------- ------------
 $10,000,000 Federal Home Loan Bank                      5.444%  04/20/98 $  9,926,111
  12,190,000 Federal Home Loan Bank                      5.705   04/22/98   12,092,629
   4,810,000 Federal Home Loan Bank                      5.703   04/22/98    4,771,579
  12,000,000 Federal Home Loan Bank                      5.488   04/24/98   11,903,880
  10,000,000 Federal Home Loan Bank                      5.447   04/27/98    9,915,767
  12,000,000 Federal Home Loan Bank                      5.487   04/28/98   11,896,953
  10,000,000 Federal Home Loan Bank                      5.509   04/29/98    9,912,156
   9,500,000 Federal Farm Credit Bank                    5.454   04/30/98    9,415,925
  19,000,000 Federal Home Loan Bank                      5.467   05/01/98   18,828,725
  11,750,000 Federal Farm Credit Bank                    5.454   05/05/98   11,637,135
   5,000,000 Federal Home Loan Bank                      5.483   05/06/98    4,951,142
   7,000,000 Federal Home Loan Bank                      5.477   05/06/98    6,931,598
  12,000,000 Federal Home Loan Bank                      5.395   05/08/98   11,881,227
   7,000,000 Federal Home Loan Bank                      5.490   05/08/98    6,929,261
   8,000,000 Federal Home Loan Bank                      5.395   05/11/98    7,917,482
  14,000,000 Federal Home Loan Bank                      5.467   05/12/98   13,851,040
   4,000,000 Federal Home Loan Bank                      5.499   05/13/98    3,956,605
  10,000,000 Federal Home Loan Bank                      5.509   05/13/98    9,891,311
  21,105,000 Federal Home Loan Bank                      5.411   05/14/98   20,877,242
   9,100,000 Federal Home Loan Bank                      5.509   05/15/98    8,998,383
   9,000,000 Federal Home Loan Bank                      5.455   05/18/98    8,896,455
  15,000,000 Federal Farm Credit Bank                    5.433   05/20/98   14,824,333
  16,000,000 Federal Home Loan Bank                      5.499   05/22/98   15,805,022
   6,155,000 Federal Home Loan Bank                      5.489   05/26/98    6,076,777
   9,000,000 Federal Farm Credit Bank                    5.489   05/27/98    8,884,072
  11,000,000 Federal Home Loan Bank                      5.540   05/27/98   10,856,716
  17,000,000 Federal Farm Credit Bank                    5.515   06/17/98   16,727,150
  10,000,000 Federal Home Loan Bank                      5.454   06/30/98    9,822,533
  16,000,000 Federal Home Loan Bank                      5.460   07/06/98   15,701,973
  15,000,000 Federal Home Loan Bank                      5.464   07/07/98   14,718,400
  15,000,000 Federal Farm Credit Bank                    5.529   07/17/98   14,692,950
                                                                          ------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (amortized cost -- $811,027,724)                              811,027,724
                                                                          ------------
              TOTAL INVESTMENTS (100.2%) (cost -- $811,027,724*)          $811,027,724
                                                                          ============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               FEBRUARY 28, 1998

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value (amortized cost--$811,027,724)............................................  $811,027,724
                                                                    ------------
   Total Investments..............................................   811,027,724
 Cash.............................................................       148,026
 Prepaid expenses.................................................        31,425
                                                                    ------------
   TOTAL ASSETS...................................................   811,207,175
LIABILITIES
 Dividends payable................................................     1,449,870
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B.................       199,109
 Miscellaneous accrued expenses...................................        21,562
                                                                    ------------
   TOTAL LIABILITIES..............................................     1,670,541
                                                                    ------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 809,536,634 shares issued and outstanding)--Note
  C...............................................................  $809,536,634
                                                                    ============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998

INVESTMENT INCOME
 Interest income..................................................  $ 18,248,226
EXPENSES
 Investment Advisory fee--Note B..................................     1,133,962
 Transfer agent fees..............................................       398,200
 Custodian fees...................................................        50,680
 Printing and other expenses......................................        27,292
 Filing fees......................................................        25,340
 Insurance expense................................................        15,390
 Legal and audit fees.............................................        16,109
 Directors' fees..................................................         9,050
                                                                    ------------
  Total expenses..................................................     1,676,023
                                                                    ------------
  Net investment income...........................................    16,572,203
                                                                    ------------
  Net increase in net assets resulting from operations............  $ 16,572,203
                                                                    ============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE SIX
                                                   MONTHS ENDED      FOR THE
                                                   FEBRUARY 28,    YEAR ENDED
                                                       1998         AUGUST 31
                                                    (UNAUDITED)       1997
INCREASE IN NET ASSETS:                            -------------  -------------
FROM OPERATIONS
 Net investment income............................  $ 16,572,203   $ 24,409,576
                                                   -------------  -------------
  Net increase in net assets resulting from
   operations.....................................    16,572,203     24,409,576
 Dividends to shareholders ($.024912 and $.048529
  per share, respectively)........................ (  16,572,203) (  24,409,576)
                                                   -------------  -------------
 Undistributed net investment income..............             0              0
                                                   -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C..................................   222,456,791    159,585,459
NET ASSETS
 Beginning of period..............................   587,079,843    427,494,384
                                                   -------------  -------------
 End of period....................................  $809,536,634   $587,079,843
                                                   =============  =============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          FOR THE SIX
                            MONTHS
                             ENDED
                           FEBRUARY
                           28, 1998             FOR THE YEAR ENDED AUGUST 31,
                          (UNAUDITED)      1997      1996      1995      1994      1993
                          -----------    --------  --------  --------  --------  --------
Net asset value,
 beginning of period....      $1.00         $1.00     $1.00     $1.00     $1.00     $1.00
                           --------      --------  --------  --------  --------  --------
Net investment income...        .03           .05       .05       .05       .03       .03
                           --------      --------  --------  --------  --------  --------
 Total from investment
  operations............        .03           .05       .05       .05       .03       .03
Less distributions:
 Dividend distributions.    (   .03)      (   .05)  (   .05)  (   .05)  (   .03)  (   .03)
                           --------      --------  --------  --------  --------  --------
 Total distributions....    (   .03)      (   .05)  (   .05)  (   .05)  (   .03)  (   .03)
                           --------      --------  --------  --------  --------  --------
Net asset value, end of
 period.................      $1.00         $1.00     $1.00     $1.00     $1.00     $1.00
                           ========      ========  ========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)...............    809,537       587,080   427,494   335,776   210,652   221,050
Total investment return.       5.08%(a)      4.96%     4.96%     5.04%     2.85%     2.54%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............   $809,537      $587,080  $427,494  $335,776  $210,652  $221,050
 Operating expenses to
  average net assets....        .51%(a)       .57%      .61%      .72%      .75%      .71%
 Net investment income
  to average net assets.       5.03%(a)      4.86%     4.84%     4.97%     2.80%     2.51%

-------
(a) Annualized

                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE A--ACCOUNTING POLICIES
Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting poli-cies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board moni-tors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valua-tion. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into inter-est receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Gov-ernment Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for re-purchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the mar-ket value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to le-gal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify un-der the Internal Revenue Code as a regulated investment company and to dis-tribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDENDS TO SHAREHOLDERS: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued inter-est and accretion of original issue and market discounts earned and amortiza-tion of premiums, plus or minus any net realized gain or loss on portfolio se-curities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Advis-er"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and ex-penses during the reporting period. Actual results could differ from those es-timates.

NOTE B--INVESTMENT ADVISORY AGREEMENT

On October 23, 1997, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the pur-chase and sale of securities in accordance with the Fund's investment objec-tives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating ex-penses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the six months ended February 28, 1998.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $3,000, a fee of $750 for each Board of Directors or com-mittee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Mary-land. At February 28, 1998, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $801,441,268. Transac-tions in Fund shares at $1.00 per share were as follows:

                                                  SIX MONTHS
                                                    ENDED         YEAR ENDED
                                                 FEBRUARY 28,     AUGUST 31,
                                                     1998            1997
                                                --------------  --------------
Shares sold....................................  1,345,230,956   1,740,443,413
Shares issued to shareholders in reinvestment
 of dividends..................................     16,112,650      23,618,228
                                                --------------  --------------
                                                 1,361,343,606   1,764,061,641
Less shares repurchased........................ (1,138,886,815) (1,604,476,182)
                                                --------------  --------------
Net increase in capital shares.................    222,456,791     159,585,459
                                                ==============  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                           Brown, Todd & Heyburn PLLC
                             3200 Providian Center
                           Louisville, Kentucky 40202
DIRECTORS AND OFFICERS

 BOARD OF DIRECTORS
 Joseph C. Curry, Jr.
 J. Henning Hilliard
 Donald F. Kohler
 Samuel G. Miller
 Gilbert L. Pamplin
 Dillman A. Rash
 J. Robert Shine

 OFFICERS
 Donald F. Kohler
 Chairman
 Joseph C. Curry, Jr.
 President
 Dianna P. Wengler
 Vice President and Treasurer
 Penny L. Wellinghurst
 Secretary

                                 HILLIARD-LYONS
                             GOVERNMENT FUND, INC.
                               SEMI-ANNUAL REPORT
                               FEBRUARY 28, 1998
                                      LOGO